Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-119362 on Form S-8 of our report dated June 29, 2006, appearing in this Annual Report on Form 11-K of the CB Richard Ellis 401(k) Plan for the year ended December 31, 2005.

/s/    DELOITTE & TOUCHE LLP

Los Angeles, California
June 29, 2006

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